UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2022

The Music Acquisition Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39985	85-3819449
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9000 W. Sunset Blvd #1500 Hollywood, CA	90069
(Address of Principal Executive Offices)	(Zip Code)

(747) 203-7219

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	TMAC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	TMAC	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	TMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 16, 2022, The Music Acquisition Corporation (the “Company”) issued a press release announcing that if stockholders approve the proposed amendments to its Amended and Restated Certificate of Incorporation (the “Charter Amendment Proposal”) and the investment management trust agreement (the “IMTA Proposal” and, together with the Charter Amendment Proposal, the “Early Termination Proposals”), dated February 2, 2021, with Continental Stock Transfer & Trust Company (the “Trust Agreement”), at the special meeting in lieu of the 2022 annual meeting to be held on November 30, 2022 (the “Special Meeting”), it will redeem all of its outstanding Class A common stock, par value $0.0001 (the “Class A common stock”), effective as of the close of business on December 2, 2022, because the Company will not consummate an initial business combination within the time period required by its Amended and Restated Certificate of Incorporation, as amended pursuant to the Charter Amendment Proposal, if approved by the Company’s stockholders. There can be no assurance that the Company’s stockholders will approve the Early Termination Proposals at the Special Meeting, and if such approval is not obtained the Company will redeem the outstanding Class A common stock pursuant to the terms of its current Amended and Restated Certificate of Incorporation and the existing Trust Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

The foregoing communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the proposed early unwind of the Company. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the receipt of the requisite stockholder approval to effect this proposed transaction. These forward-looking statements speak only as of the date of the foregoing communication, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to the Company’s business which may affect the statements made in this communication.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2022

THE MUSIC ACQUISITION CORPORATION

By:	/s/ Neil Jacobson
Name: Neil Jacobson
Title: Chief Executive Officer

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